                   U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                FORM 8-K/A
                            (Amendment No. 1)
            Pursuant to Section 13 or 15(d) of the Securities
                        Exchange Act of 1934.

                            Date of Report
                                2/2/98

                    Commission File Number: 1-6762

                      KILLEARN PROPERTIES, INC.
          (Exact name of registrant as specified in its charter)

         Florida                                59-1095497
(State of Incorporation)            (IRS Employer Identification No.)

                         385 Country Club Drive
                         Stockbridge, GA  30281
             (Address of Principal Executive Offices)      (Zip Code)

             Registrant's telephone number, including area code:
                              (770) 389-2020



Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits

(b) Proforma Financial Information.
Pursuant to Paragraph (b)(2) of Item 7, Pro Forma financial information is provided in accordance with Article 11 of Regulation S-X.

The following unaudited pro forma condensed balance sheet as of January 31, 1998, April 30, 1997 and the pro forma condensed statements of earnings for the year ended January 31, 1998 and April 30,1997 have been prepared by adjusting the Company's historical condensed balance sheet as of January 31, 1998 and April 30, 1997. The historical financial statements have been adjusted to give effect to the Disposition of Assets as if the Disposition of Assets had occurred as of April 30, 1997 for the Pro Forma Condensed Balance Sheet. Such pro forma adjustments are described in the accompanying Notes to the pro forma financial statements which should be read in conjunction with the pro forma financial statements. Such pro forma financial statements should also be read in conjunction with the Company's historical financial statements and notes thereto appearing elsewhere herein.

The pro forma financial statements presented herein do not purport to be indicative of the actual financial position or results of operations of the Company had the Disposition of Assets actually been consummated on the dates indicated or of the future financial position or future results of operations of the Company which will result from the consummation of the Disposition of Assets.
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
                                         KILLEARN PROPERTIES & SUBSIDIARIES
                                             CONSOLIDATED BALANCE SHEETS

                                                                 Unaudited
                                    Historical                    ProForma     Historical                ProForma
                                      1/31/98    Adjustments       1/31/98      4/30/97   Adjustments     4/30/97
                                   _________________________________________________________________________________
ASSETS
Cash                               $   261,897  $  (121,474)(3)  $   140,423  $   269,194  $        0    $   269,194

Accounts and notes receivable        6,666,200     (150,000)(3)    6,516,200    6,551,732           0      6,551,732
Land contracts receivable              557,428            0          557,428      832,822           0        832,822
                                   ___________  ___________      ___________  ___________  __________    ___________
   Receivable subtotal             $ 7,223,628  $  (150,000)     $ 7,073,628  $ 7,384,554  $        0    $ 7,384,554

Real estate held for
    development and sale            25,395,125   (4,261,229)      21,133,896   24,433,912    (869,013)(3) 23,564,899

Property under contract for sale       141,196            0          141,196      181,580           0        181,580

Property and equipment, net            485,393            0          485,393      525,142           0        525,142

Other assets                             3,410            0            3,410       17,135           0         17,135
Construction under development               0            0                0            0           0              0
                                   ___________  ___________      ___________  ___________  __________    ___________
Total assets                       $33,510,649  $(4,532,703)     $28,977,946  $32,811,517  $ (869,013)   $31,942,504
                                   ===========  ===========      ===========  ===========  ==========    ===========

[FN]
See Notes to Pro Forma Consolidated Financial Statements

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

                                         KILLEARN PROPERTIES & SUBSIDIARIES
                                             CONSOLIDATED BALANCE SHEETS
                                                                 Unaudited
                                    Historical                    ProForma     Historical                ProForma
                                     1/31/98     Adjustments       1/31/98      4/30/97   Adjustments     4/30/97
                                   _________________________________________________________________________________

LIABILITIES AND STOCKHOLDERS EQUITY
Liabilities:
Accounts payable and other
   accrued expenses                $ 1,885,629  $  (150,000)(3)  $ 1,735,629  $ 2,059,685  $        0    $ 2,059,685
Income taxes payable                 2,197,718            0        2,197,718    2,539,347           0      2,539,347

Debt                                21,372,079   (4,382,703)(3)   16,989,376   19,948,364    (869,013)(3) 19,079,351

Deferred liabilities                   116,000            0          116,000    1,823,823           0      1,823,823
Deferred income taxes                3,313,236            0        3,313,236    3,313,236           0      3,313,236

Deferred profit                      1 089,050            0        1,089,050            0           0              0
                                   ___________  ___________      ___________  ___________  __________    ___________
                                    29,973,712   (4,532,703)      25,441,009   29,684,455    (869,013)    28,815,442

Stockholder equity:
Common stock                            88,741            0           88,741       88,741           0         88,741

Additional paid-in capital           1,942,998            0        1,942,998    1,942,998           0      1,942,998

Retained earnings
  Beginning of period (deficit)      1,095,324            0        1,095,324      794,101           0        794,101
  Current period income (loss)         409,874            0          409,874      301,222           0        301,222
                                   ___________  ___________      ___________  ___________  __________    ___________

Less treasury stock                          0            0                0            0           0              0

   Net stockholders' equity          3,536,937            0        4,222,386    3,127,062           0      3,127,062
                                   ___________  ___________      ___________  ___________  __________    ___________

Total liabilities and
   stockholders equity             $33,510,649  $(4,532,703)     $28,977,946  $32,811,517  $ (869,013)   $31,942,504
                                   ===========  ===========      ===========  ===========  ==========    ===========

[FN]
See Notes to Pro Forma Consolidated Financial Statements

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
       KILLEARN PROPERTIES, INC. & SUBSIDIARIES - CONSOLIDATED
                CONSOLIDATED STATEMENT OF EARNINGS

                               Unaudited     Audited
                               1/31/98       4/30/97
Net sales of lots land         $11,266,734   $13,194,358

Sales of residential
   Construction                          0       155,000
Commission income                   58,383       189,555
Interest income                    429,705       626,071
Equity in income from joint
   Venture                               0        55,232
Other income                       111,618        26,958
                               ___________   ___________
Total revenues                 $11,866,440   $14,247,174

Cost and expenses:
  Cost of lots sold              2,990,782     3,635,661
  Cost of other land sold        5,386,470     4,603,253
  Cost of residential
     construction sold                   0       179,879
Commissions and selling expenses 1,331,345     1,663,933
Interest expense                   396,478       710,413
Depreciation                        58,328        93,823
Property taxes                     287,075       153,237
General and administrative
     Expense                       758,796     1,372,656
                               ___________   ___________
Total cost and expenses         11,209,274    12,412,855
                               ___________   ___________

Earnings before income taxes       657,166     1,834,319

Income taxes                       247,291       738,996
                               ___________   ___________

Net income before
     discontinued operations       409,875     1,095,323

Discontinued operations                  0             0

Net Income                     $   409,875   $ 1,095,323
                               ===========   ===========

Earnings per share before
    discontinued operations    $      0.46   $      1.23
Discontinued operations                  0             0
Earnings per share             $      0.46   $      1.23
                               ===========   ===========
Weighted average number
    of common shares               887,412       887,412

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KILLEARN PROPERTIES, INC. AND SUBSIDIARIES
NOTES TO PRO FORMA FINANCIAL STATEMENTS
(UNAUDITED)

(1)The accompanying unaudited consolidated condensed financial statements have been prepared in accordance with the instructions for Form 10-QSB and, therefore, do not include all information and footnotes necessary for a fair presentation of financial position, results of operations and changes in financial position in conformity with generally accepted accounting principles.

(2)The information furnished reflects all adjustments which are, in the opinion of management, necessary for a fair statement of the results for the interim period covered. For further information, refer to the complete consolidated financial statements and footnotes thereto included in the Company's annual report on Form 10-KSB for the year ended April 30, 1997.

(3) Adjusted Proformas statement reflect the reduction of the basis of the Land account as well as the reduction for the loan and cash used to purchase the asset. There is no effect to the Profit and Loss
Statements, because none of this land was sold in prior periods and the interest as well as other related costs were capitalized. There is no effect to the Balance Sheet prior to April 30, 1996, because these assets were purchased after that date.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   David K. Williams
                                   /s/ David K. Williams
April 3, 1998
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